SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                September 6, 2001
                                -----------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              3 High Ridge Park, Stamford, CT                    06905
          --------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.

          Electric Lightwave, Inc. (Nasdaq: ELIX) received a Nasdaq Staff Determination on August 31, 2001 indicating that Electric Lightwave
          (ELI) has failed to comply with the shareholders' equity, market capitalization, market value/total assets and revenue and minimum bid price requirements for continued listing set forth in accordance with Marketplace Rules 4450(a)(3) and 4450(b)(1)(3)(4) respectively, and that its securities are, therefore, subject to delisting from the Nasdaq National Market. ELI has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant ELI's request for continued listing.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

          99.1 Press Release of Electric  Lightwave,  Inc. released September 6,
          2001 announcing that Electric Lightwave, Inc. has requested Nasdaq Listing Qualifications Review.

Contact:
Brigid M. Smith, Assistant Vice President
Corporate Communications
(203) 614-5042
bsmith@czn.com

                            Electric Lightwave, Inc.
               Requests Nasdaq Listing Qualifications Panel Review

Stamford, Conn., September 6, 2001 -- Electric Lightwave, Inc. (Nasdaq: ELIX) received a Nasdaq Staff Determination on August 31, 2001 indicating that
Electric Lightwave (ELI) has failed to comply with the shareholders' equity, market capitalization, market value/total assets and revenue and minimum bid price requirements for continued listing set forth in accordance with Marketplace Rules 4450(a)(3) and 4450(b)(1)(3)(4) respectively, and that its securities are, therefore, subject to delisting from the Nasdaq National Market. ELI has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant ELI's request for continued listing.

About Electric Lightwave, Inc.
Electric Lightwave, Inc. is a facilities-based competitive local exchange carrier providing Internet, data, voice and dedicated access services to communications-intensive businesses and the e-commerce market. The company owns and operates high-speed fiber-optic networks that interconnect major markets in the West and operates a leading national Internet and data network. The company is 85 percent owned by Citizens Communications (NYSE:CZN, CZB). More information about Electric Lightwave, Inc. may be found at www.eli.net.

This press release contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. All forward-looking statements are only predictions or statements of current plans, which are constantly under review by Electric Lightwave (the company). All forward-looking statements may differ from actual future results due to, but not limited to, changes in the local and overall economy, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal and regulatory policy, relations with Incumbent Local Exchange Carriers (ILECs) and their ability to provide delivery of services including interoffice trunking, implementation of back office service delivery systems, the company's ability to identify future markets and successfully expand existing ones and the mix of products and services offered in the company's target markets. Readers should consider these important factors in evaluating any statement contained herein and/or made by the company or on its behalf. The company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            ELECTRIC LIGHTWAVE, INC.
                            ------------------------
                                  (Registrant)



                    By: /s/ Robert J. Larson
                      -------------------------------------------
                             Robert J. Larson
                             Vice President and Chief Accounting Officer


Date: September 7, 2001